Defiance Developed Markets Enhanced Options Income ETF Trading Symbol: EFAY Listed on NYSE Arca, Inc. Summary Prospectus February 5, 2024 www.defianceetfs.com

Before you invest, you may want to review the Defiance Developed Markets Enhanced Options Income ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated February 3, 2024 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.defianceetfs.com. You can also get this information at no cost by calling at (833) 333-9383 or by sending an e-mail request to info@DefianceETFs.com.

Investment Objective

The Fund’s primary investment objective is to seek current income.

The Fund’s secondary investment objective is to seek exposure to the performance of the MSCI EAFE Index (the “Index”) subject to a limit on potential investment gains.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.99%

Distribution and Service (12b-1) Fees	0.00%

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	0.99%

(1)	The Fund’s adviser will pay, or require a sub-adviser to pay, all of the Fund’s expenses, except for the following: advisory and sub-advisory fees, interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”), litigation expenses, and other non-routine or extraordinary expenses.
(2)	Based on estimated amounts for the current fiscal year.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years

$101	$315

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks current income while maintaining the opportunity for indirect exposure to the value of the Index, subject to a limit on potential gains from increases in the value of the Index. More precisely, the Fund aims to generate additional income from its options investments when the Index rises in value, based on the specific put options it sold.

As further described below, each week, the Fund uses an at-the-money or in-the-money put selling strategy to provide income and exposure to the value of the Index, subject to a limit on potential investment gains as a result of the nature of the options strategy it employs. The Fund’s options contracts provide current income from option premiums and a limit on the Fund’s indirect participation in gains, if any, of the increase in the value of the Index. In addition, the Fund’s in-the-money put options will provide some upside appreciation, also known as “intrinsic value.” As discussed in greater detail below, the Fund will not directly or fully participate in gains experienced by the Index.

Every week, the Fund will sell put options that are priced either at-the-money or up to five percent in-the-money (i.e., higher than the current market price). If the Fund sells an option that’s priced above the current market price, the Fund may profit if the Index increases in value above its current price. This opportunity exists until the option’s expiration date, which is typically the next week. This happens because an option priced above the current market value has a higher premium than an option priced at the current market value. In other words, the Fund’s potential for profit (or exposure) fluctuates.

●	Writing a cash-settled put option involves selling the right to receive the difference in cash between the asset's market value (here, the value of the Index) and a set price (the strike price), potentially earning income from the premium but also taking on the risk of a payout if the asset's market value decreases.

The Fund’s strategy focuses on making monthly distributions through a steady weekly income, generated by regularly selling put options. Simultaneously, it aims to provide an “enhanced” yield compared to traditional option-based strategies by frequently selling short-term options, typically with a one-week duration. This method may result in higher income than with an approach of selling longer-term options over the same period.

●	Traditional options-based strategies typically involve selling options with a longer duration, usually with an expiry of 1 month or more. However, by focusing on selling short-dated options, generally with a 1-week expiry, the Fund's investments may generate higher (or “enhanced”) premiums. This is due to the dynamic of time value (or theta) of options, which refers to the rate at which an option's value decreases as it approaches its expiry date. Typically, the rate at which an option loses value from the impact of time value (theta) will accelerate as it approaches its expiration date. Therefore selling shorter dated options more will generally produce more premium income then selling options with longer durations less frequently.

In addition to its options investments, the Fund will hold short-term U.S. Treasury securities for collateral for the options, and to generate income.

The Fund’s options contracts provide:

●	exposure to changes in the value of the Index.
●	current income from option premiums and, for in-the-money puts, potential income from their intrinsic value, and
●	a limit on the Fund’s participation in gains, if any, of the value of the Index.

For more information, see the section “The Fund’s Use of Index Option Contracts” below.

The Fund’s investment adviser is Tidal Investments LLC (“Tidal” or the “Adviser”) and the investment sub-adviser is ZEGA Financial, LLC (“ZEGA” or the “Sub-Adviser”).

Why invest in the Fund?

●	The Fund seeks to generate monthly income, which is not dependent on the price appreciation of the Index.
●	The Fund seeks to participate in a portion of the potential gains experienced by increases in the value of the Index.

That is, although the Fund will not fully participate in gains in the value of the Index, the Fund’s portfolio is designed to generate income.

An Investment in the Fund is not an investment in the Index, nor is the Fund an investment in a traditional passively managed index fund.

●	The Fund’s strategy will cap its potential gains if the Index increases in value.
●	The Fund’s strategy is subject to all potential losses if the Index loses value, which may not be offset by income received by the Fund.
●	The Fund does not invest directly in the Index.
●	The Fund does not invest directly in companies that comprise the Index.
●	Fund shareholders are not entitled to any dividends paid by any companies that comprise the Index.

Additional information regarding the Index is also set forth below.

The Fund’s Use of Index Option Contracts

Each week, the Fund will sell at-the-money or in-the-money puts on the Index (or on passively managed ETFs that seek to track the Index’s performance). In particular, the Fund will sell puts with near-term expirations at a range of 0% to 10% “in-the-money” (i.e., where the strike price is above the current value of the Index by between 0% and 10%). The Fund will receive premium income for each put sold. In addition, the strategy will provide the Fund with the opportunity to earn both time decay (described below) and, for in-the-money puts, a limited amount of upside appreciation up to the puts’ strike price (described below) plus the puts’ intrinsic value. The expiration dates at the time of purchase for the Fund’s sold puts will range from one day to a month (“Call Period”). The Fund’s participation in potential increases in the value of the Index is based on the level of the Index at the time the Fund sells a put option contract and the Index’s level at the time of the contract’s expiration.

For example, for simplicity, assume the Index is trading at 100 at the time the Fund sells an in-the-money put with a strike price of 105. If the Index’s level increases to 105 before expiration, the Fund would benefit from the increase in the Index’s value up to 105 through the receipt of the premium which was earned through the sale of the option. In addition, the Fund would benefit slightly from the in-the-money put’s extrinsic value. That is, if the Fund sold the put for 0.50% of time value (an amount paid above the put’s in-the-money value for the put’s potential to increase in value before expiration), the option in the example would earn up to 105.5. However, if the Index’s increase exceeded 105, the Fund would not participate in any of the additional upside.

Further, if the Index level drops below 100 at expiration minus an amount equal to the puts’ time value, the Fund would lose money. So, if the Fund sold the option for 0.50 of time value, the Fund would lose money if the Index fell below 99.5. The Fund would be obligated to pay the holder of the put option the difference between the strike price and the actual level of the Index, multiplied by the contract multiplier (usually 100 for equity index options).

The Fund sells cash-settled put options. As the seller of the option, the Fund does not deliver securities when an option is exercised or expires. Instead, any settlement is made in cash, based on the difference between the strike price and the underlying asset's market price at expiration.

When selling put options, the Fund will generally be subject to six different outcomes based on market movements and whether the options sold are at-the-money or in-the-money:

At-the-Money Options:	In-the-Money Options:

●     Index Rises above Strike (Profitable): Fund keeps premium; no cash settlement of the options as they expire worthless.

●     Index Flat (Profitable): Fund keeps premium; no cash settlement of the options as they expire worthless.

●     Index Falls (Potentially Unprofitable): Fund pays the difference between the strike price and Index level; potential for loss to exceed premium received.

It is worth noting that the puts are covered for their full exercise value and the loss cannot exceed the value of the Fund’s portfolio.

●     Index Rises to or above Strike (Profitable): Fund keeps premium, which includes the gain from the intrinsic premium; no cash settlement of the options as they expire worthless.

●     Index Flat (Profitable to breakeven): Fund cash settles the option value, which is the difference between the strike price and Index level (debit); potential to retain extrinsic premium while breaking even on in-the-money amount initially received (credit) as there was no market movement.

●     Index Falls (Potentially Unprofitable): Fund pays the difference between strike price and Index level; potential for loss to exceed the initial premium received.

It is worth noting that the puts are covered for their full exercise value and the loss cannot exceed the value of the Fund’s portfolio.

U.S. Treasuries

The Fund will hold short-term U.S. Treasury securities as collateral in connection with the Fund’s options strategy and to generate income.

Fund’s Monthly Distributions

The Fund will seek to provide monthly income in the form of cash distributions. The Fund will seek to generate such income in the following two ways:

●	Writing (selling) put option contracts on the Index as described above. The income, in the form of option premiums received from such option sales, will be primarily influenced by the volatility of the Index’s value, although other factors, including interest rates, will also impact the level of income.
●	Investing in short-term U.S. Treasury securities. The income generated by these securities will be influenced by interest rates at the time of investment.

Fund’s Return Profile vs. the Index

For the reasons stated above, the Fund’s performance will differ from that of the Index’s value. The performance differences will depend on, among other things, the value of the Index, changes in the value of Index put options contracts the Fund has sold, and changes in the value of the U.S. Treasuries.

The Fund’s strategy is designed to have approximately a weekly, unleveraged, 100% downside notional exposure to the Index. Essentially, the value of the put options that the Fund invests in will match the value as if the Fund had directly purchased the securities included in the Index.

Let’s consider a scenario where the Fund has assets totaling $10 million and the Index is priced at 5,000. In this instance, the number of contracts would be 20. We calculate this by dividing the Fund’s value by the value of one contract. Here, $10,000,000 divided by $500,000 (obtained by multiplying the index price of 5,000 by the standard multiplier of 100) gives us 20.

However, the Fund’s notional exposure will drift during each week. The Fund will reallocate its portfolio at the end of each trading week. That is, the Fund will allow each week’s options to either expire and then settle in cash, closed, or rolled early. The Fund will enter into new put options when the options have expired, closed, or rolled early. When allowing the options to expire and then settling in cash, the Fund can seek to reduce execution costs and minimize trading drift.

Fund Portfolio

The Fund’s principal holdings are described below:

Defiance Developed Markets Enhanced Options Income ETF – Principal Holdings
Portfolio Holdings (All options are based on the value of the Index)	Investment Terms	Expected Target Maturity
Sold put option contracts

“at-the money” (i.e., the strike price is equal to the then-current price of the Index at the time of sale).

“in-the-money” (i.e., the strike price is above the then-current price of the Index at the time of sale).

Sold put option contracts provide exposure to the full extent of any decreases in the value experienced by the Index.

Typically, 1 week, but may extend to one-month expiration dates.
U.S Treasury Securities and Cash

Multiple series of U.S. Treasury Bills supported by the full faith and credit of the U.S. government.

These instruments are used as collateral for the Fund’s derivative investments.

They will also generate income. The Fund will generally hold US Treasuries to maturity.

6-month to 2-year maturities at the time of purchase.

The market value of the cash and treasuries held by the Fund is expected to comprise at least 80% of the Fund’s net assets.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

Under normal circumstances, the Fund will invest at least 80% of the value of its assets, plus borrowings for investment purposes, in financial instruments and economic interests that provide exposure to the value of the Index. The Fund’s “80%” policy is non-fundamental and can be changed without shareholder approval. However, Fund shareholders would be given at least 60 days’ notice prior to any such change.

There is no guarantee that the Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment.

None of the Fund, the Trust, the Adviser, the Sub-Adviser, or their respective affiliates makes any representation to you as to the performance of the Index.

THE FUND, TRUST, ADVISER, AND SUB-ADVISER ARE NOT AFFILIATED WITH, NOR ENDORSED BY, THE INDEX.

Index Overview: The MSCI EAFE Index is a recognized benchmark that captures large- and mid-cap equities from developed markets around the world, excluding the USA and Canada. This makes it a comprehensive index, reflecting a diverse range of market capitalizations, with many constituents valued in the billions of dollars.

The Index encompasses companies from multiple industries, broadly representing different sectors. However, unlike indices heavily weighted towards technology, the MSCI EAFE Index provides a more balanced spread across sectors, including financials, industrials, consumer discretionary, health care, among others. This composition underscores the varied economic strengths of Europe, Australasia, and the Far East regions from which it draws its constituents.

In regard to volatility, the MSCI EAFE Index, like all stock indices, undergoes fluctuations in response to daily trading activities. Its volatility can be pronounced, influenced by international economic developments, geopolitical events, market sentiment, and financial performances of its constituent companies. Noteworthy historical periods of significant volatility for international markets include but are not limited to the European sovereign debt crisis in the early 2010s and the economic impact of the COVID-19 pandemic, among others. The specific level of volatility is not constant and will shift in response to prevailing market conditions.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective.

Referenced Index Risk. The Fund invests in options contracts that are based on the value of the Index (or in ETFs that track the Index’s performance). This subjects the Fund to certain of the same risks as if it owned shares of companies that comprised the Index or an ETF that tracks the Index, even though it does not. By virtue of the Fund’s investments in options contracts that are based on the value of the Index, the Fund may also be subject to the following risks:

Indirect Investment Risk. The Index is not affiliated with the Trust, the Fund, the Adviser, the Sub-Adviser, or their respective affiliates and is not involved with this offering in any way. Investors in the Fund will not have the right to receive dividends or other distributions or any other rights with respect to the companies that comprise the Index but will be subject to declines in the performance of the Index.

Index Trading Risk. The trading price of the Index may be highly volatile and could continue to be subject to wide fluctuations in response to various factors. The stock market in general has experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of companies.

International Investing Risk. Investing indirectly in international markets, including those represented by the Index, carries inherent risks that differ from investing in domestic markets. These risks may include but are not limited to currency exchange rate fluctuations, political and economic instability, regulatory changes, and differences in accounting standards. As a result, the Fund’s performance may be affected by conditions and events specific to international markets, and investors should be prepared for the potential impact of these risks on their investment returns.

Developed Market Risk. The Index focuses on developed markets outside of the United States, which may indirectly expose the Fund to unique risks associated with these markets. Developed markets may face challenges related to economic growth, fiscal policies, and monetary policies, among others. These risks can impact the performance of the Index and, consequently, the Fund. Investors in the Fund should be aware that investing in developed markets, while generally considered less risky than emerging markets, is not without its own set of potential challenges and uncertainties.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Index and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Index. Selling put options exposes the Fund to the risk of potential loss if the market value of the Index falls below the strike price before the option expires. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of in-the-money put option contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Index over the Call Period (typically, one week, but may range from one day to a month). This means that if the Index experiences an increase in value above the strike price of the sold put options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Index over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Index over each Call Period, but has full exposure to any decreases in value experienced by the Index over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Index. The degree of participation in the Index gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put option contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Index, changes in interest rates, changes in the actual or perceived volatility of the Index and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Index changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Index. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options contract income on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Index will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Index.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current monthly income. There is no assurance that the Fund will make a distribution in any given month. If the Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the monthly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the positive price returns of the Index and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods.

If, for example, the Fund were to sell 1% in-the-money put options having a one-week term, the Fund’s participation in the positive price returns of the Index will be capped at 1% for that week. However, over a longer period (e.g., a four-week period), the Fund should not be expected to participate fully in the first 4% (i.e., 4 weeks x 1%) of the positive price returns of the Index, or the Fund may even lose money, even if the Index share price has appreciated by at least that much over such period, if during any particular week or weeks over that period the Index had a return less than 1%. This example illustrates that both the Fund’s participation in the positive price returns of the Index and its returns will depend not only on the price of the Index but also on the path that the Index takes over time.

Additionally, on a weekly basis, the Fund is generally fully exposed to the downward movements of the Index, offset only by the premiums received from selling put contracts. The Fund does not seek to offer any downside protection, except for the fact that the premiums from the sold options may offset some or all of the Index’s decline.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Index’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of options it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in options were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of the Index and a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.defianceetfs.com/EFAY.

Management

Investment Adviser: Tidal Investments LLC serves as investment adviser to the Fund.

Investment Sub-Adviser. ZEGA Financial, LLC serves as the investment sub-adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Mick Brokaw, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2024.

Jay Pestrichelli, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2024.

Qiao Duan, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2024.

Charles A. Ragauss, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2024.

CFA® is a registered trademark owned by the CFA Institute.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www. defianceetfs.com/EFAY.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.